UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2015

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 29, 2015, Crown Castle International Corp., a Delaware corporation (“Crown Castle”), CC SCN Fiber LLC, a Delaware limited liability company and wholly owned subsidiary of Crown Castle (“CC Fiber”), and Quanta Services, Inc., a Delaware corporation (“Quanta”), entered into a Stock Purchase Agreement (“Purchase Agreement”), pursuant to which CC Fiber will purchase all of the issued and outstanding equity interests of Quanta Fiber Networks, Inc., a Delaware corporation and wholly owned subsidiary of Quanta (“Sunesys”).

Subject to the terms of the Purchase Agreement, Crown Castle will pay (or cause to be paid) an aggregate purchase price of $1.0 billion in cash, subject to limited adjustments based on (i) Sunesys’ outstanding indebtedness as of the closing, (ii) Sunesys’ capital expenditures made prior to the closing and (iii) certain other reimbursable expenses, including the payment of Sunesys’ transaction expenses and certain change of control payments that may be due to employees of Sunesys.

Completion of the transaction is subject to customary closing conditions, including (i) the absence of certain government proceedings or litigation related to the transaction, (ii) the receipt of governmental approvals, if required, with respect to the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (iii) the attainment of certain regulatory approvals from the Federal Communications Commission and applicable state public service or public utilities commissions. Completion of the transaction does not require the approval of Crown Castle’s stockholders and is not conditioned upon Crown Castle’s ability to obtain acquisition financing.

The Purchase Agreement contains customary representations and warranties, and Crown Castle, CC Fiber and Quanta have agreed to certain customary covenants and indemnification obligations.

The foregoing summary is qualified in its entirety by the full text of the Purchase Agreement, which Crown Castle expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

ITEM 7.01 — REGULATION FD DISCLOSURE

On April 30, 2015, Crown Castle issued a press release announcing Crown Castle’s entering into the Purchase Agreement. The April 30, 2015 press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

As described in Item 7.01 of this Report, the following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated April 30, 2015

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President and General Counsel

Date: April 30, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 30, 2015